Exhibit 10.1

Targa Resources Partners LP

and

Targa Resources Partners Finance Corporation

$750,000,000

5% Senior Notes Due 2028

PURCHASE AGREEMENT

October 10, 2017

Citigroup Global Markets Inc.

As representative of the

several Initial Purchasers listed

in Schedule 1 hereto

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Ladies and Gentlemen:

Targa Resources Partners LP, a limited partnership organized under the laws of Delaware (the “Partnership”), along with Targa Resources Partners Finance Corporation, a Delaware corporation (“Finance Co” and, together with the Partnership, the “Issuers”), hereby confirm their agreement with the several Initial Purchasers listed in Schedule 1 hereto (the “Initial Purchasers”), for whom Citibank Global Markets Inc. is acting as representative (the “Representative”) as set forth below.

Targa Resources GP LLC, a Delaware limited liability company (the “General Partner”), owns a 2% general partnership interest in the Partnership. The Partnership’s direct or indirect majority-owned subsidiaries are listed in Schedule 2 hereto and are referred to herein as the “Subsidiaries”; and the Subsidiaries listed in Schedule 3 hereto are referred to herein as the “Non-Guarantor Subsidiaries.”

Section 1. The Securities. Subject to the terms and conditions herein contained, the Issuers propose to issue and sell to the Initial Purchasers $750,000,000 aggregate principal amount of their 5% Senior Notes due 2028 (the “Notes”), which will be unconditionally guaranteed on a senior basis as to principal, premium, if any, and interest (the “Guarantees”) by the Subsidiaries of the Partnership named in Schedule 4 hereto (each individually, a “Guarantor” and collectively, the “Guarantors” and, together with the entities named in Schedule 5 hereto, the “Material Subsidiaries”). The Guarantors, other than Targa SouthOk NGL Pipeline LLC, an

Oklahoma limited liability company (“SouthOk”), are referred to herein as the “Covered Guarantors”, and the Guarantors, other than the entities named on Schedule 6 hereto, are referred to herein as the “Non-TPL Guarantors.” The Notes are to be issued under an indenture (the “Indenture”) to be dated as of October 17, 2017, by and among the Issuers, the Guarantors and U.S. Bank National Association, as Trustee (the “Trustee”).

The Notes will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Act”), in reliance on exemptions therefrom.

In connection with the sale of the Notes, the Issuers have prepared a preliminary offering memorandum dated October 10, 2017 (including any documents incorporated therein by reference, the “Preliminary Memorandum”) setting forth or including a description of the terms of the Notes, the terms of the offering of the Notes, a description of the Partnership and any material developments relating to the Partnership after the date of the most recent historical financial statements included therein. As used herein, “Pricing Disclosure Package” shall mean the Preliminary Memorandum, as supplemented or amended by the written communications listed on Annex A hereto in the most recent form that has been prepared and delivered by the Issuers to the Initial Purchasers in connection with their solicitation of offers to purchase Notes prior to the time when sales of the Notes were first made (the “Time of Execution”). Promptly after the Time of Execution and in any event no later than the second Business Day following the Time of Execution, the Issuers will prepare and deliver to each Initial Purchaser a final offering memorandum (including any documents incorporated therein by reference, the “Final Memorandum”), which will consist of the Preliminary Memorandum with such changes therein as are required to reflect the information contained in the amendments or supplements listed on Annex A hereto. The Issuers hereby confirm that each of the Issuers has authorized the use of the Pricing Disclosure Package, the Final Memorandum and the Recorded Road Show (defined below) in connection with the offer and sale of the Notes by the Initial Purchasers.

All references in this Agreement to financial statements and schedules and other information which are “contained,” “included” or “stated” in the Offering Memorandum (as defined below) (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference in the Offering Memorandum; and all references in this Agreement to amendments or supplements to the Offering Memorandum shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the “Exchange Act”) which is incorporated by reference in the Offering Memorandum.

The Initial Purchasers and their direct and indirect transferees of the Notes will be entitled to the benefits of a Registration Rights Agreement (the “Registration Rights Agreements”), pursuant to which the Issuers and the Guarantors will agree, among other things, to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) registering the Notes or the Exchange Notes (as defined in the Registration Rights Agreement) under the Act, unless (i) the Notes are freely transferable without volume restrictions by holders that are not affiliates of the Issuers in accordance with Rule 144 (or any similar provision then in effect), (ii) the Notes do not bear a restrictive legend and (iii) the Notes do not bear a restricted CUSIP number as of the 370th day after the Closing Date.

Section 2. Representations and Warranties. As of the Time of Execution and at the Closing Date, the Issuers and the Guarantors jointly and severally represent and warrant to and agree with each of the Initial Purchasers as follows (references in this Section 2 to the “Offering Memorandum” are to (i) the Pricing Disclosure Package in the case of representations and warranties made as of the Time of Execution and (ii) both the Pricing Disclosure Package and the Final Memorandum in the case of representations and warranties made at the Closing Date):

(a) The Preliminary Memorandum, on the date thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the Time of Execution, the Pricing Disclosure Package did not, and on the Closing Date, will not, and the Final Memorandum as of its date and on the Closing Date will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuers and the Guarantors make no representation or warranty as to the information contained in or omitted from the Pricing Disclosure Package and Final Memorandum, in reliance upon and in conformity with information furnished in writing to the Partnership by or on behalf of the Initial Purchasers through the Representative specifically for inclusion therein. The Issuers and the Guarantors have not distributed or referred to and will not distribute or refer to any written communications (as defined in Rule 405 of the Act) that constitute an offer to sell or solicitation of an offer to buy the Notes (each such communication by the Issuers and the Guarantors or each of their agents and representatives (other than the Pricing Disclosure Package and Final Memorandum), an “Issuer Written Communication”) other than the Pricing Disclosure Package, the Final Memorandum and the recorded electronic road show made available to investors (the “Recorded Road Show”). Any information in an Issuer Written Communication that is not otherwise included in the Pricing Disclosure Package and the Final Memorandum does not conflict with the Pricing Disclosure Package or the Final Memorandum and, each Issuer Written Communication, when taken together with the Pricing Disclosure Package does not at the Time of Execution and when taken together with the Final Memorandum at the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b) Each of the Partnership, the General Partner and the Material Subsidiaries has been duly organized or formed and is validly existing as a limited partnership or limited liability company, as applicable, in good standing under the laws of the jurisdiction set forth opposite its name in Schedule 2 attached hereto, with full power and authority to own or lease its properties and to conduct its business, in each case as described in the Offering Memorandum in all material respects. Each of the Partnership, the General Partner and the Material Subsidiaries is duly registered or qualified to do business as a foreign limited partnership or limited liability company, as applicable, and is in good standing under the laws of each jurisdiction which requires such registration or qualification, except where the failure to be so registered or qualified would not reasonably be expected to have a Material Adverse Effect. “Material Adverse Effect” shall mean a material adverse effect on (i) the business or properties, earnings, condition (financial or otherwise) or prospects, taken as a whole, of the Partnership and its Subsidiaries, considered as one enterprise, whether or not in the ordinary course of business, or (ii) the ability of each Issuer and each Guarantor to perform its obligations under the Notes.

(c) Finance Co has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

(d) The General Partner is the sole general partner of the Partnership with an approximate 2.0% general partner interest in the Partnership, taking into account the general partner interests which will be issued on or before a record date, end of a month or end of a quarter pursuant to Section 5.2(c) of the Partnership Agreement; such general partner interest has been duly and validly authorized and issued in accordance with the agreement of limited partnership of the Partnership (as the same has been amended or restated, the “Partnership Agreement”); and the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, charges or other claims (“Liens”) other than (i) those created by or arising under the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”) or the Partnership Agreement, (ii) restrictions on transferability and other Liens described in the Offering Memorandum, (iii) those arising under that certain Third Amended and Restated Credit Agreement, dated October 7, 2016, by and among the Partnership, Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Bank PLC, Citigroup Global Markets Inc., Deutsche Bank AG—New York Branch, RBC Capital Markets, and Wells Fargo Bank, National Association, as Co-Syndication Agents, BBVA Compass, Capital One, National Association, JPMorgan Chase Bank, N.A., and TD Bank, N.A., as Co-Documentation Agents and the other lenders party thereto (as the same will be supplemented, amended or restated at or prior to the Closing Date and, together with the agreements, exhibits, and attachments contemplated or included therein, the “Partnership Credit Agreement”), or (iv) those arising under the Credit Agreement, dated February 27, 2015, by and among Targa Resources Corp., Bank of America, N.A. as administrative agent, collateral agent, swing line lender and letter of credit issuer and each lender from time to time party thereto (the “TRC Credit Agreement”).

(e) All of the issued and outstanding equity interests of each Material Subsidiary (i) have been duly authorized and validly issued (in accordance with the limited partnership or limited liability company agreement (collectively, the “Organizational Agreements”) or the certificate of limited partnership, formation or conversion or other similar organizational document (in each case as in effect on the date hereof and as the same has been amended or restated) (collectively with the Organizational Agreements, the “Material Subsidiary Organizational Documents”), as applicable, of such Material Subsidiary), are fully paid (except in the case of an interest in a limited partnership or limited liability company, to the extent required under the

Organizational Documents of such Material Subsidiary) and nonassessable (except as such nonassessability may be affected by Sections 17-607 and 17-804 of the Delaware LP Act, Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”) or Sections 153.102, 153.103, 153.202 and 153.210 of the Texas Business Organizations Code (“TBOC”), as applicable), other than equity interests that are not owned, directly or indirectly, by the Partnership, and (ii) other than Cedar Bayou Fractionators, L.P., a Delaware limited partnership (“CBF”), Targa Pipeline Mid-Continent WestOk LLC, a Delaware limited liability company (“WestOk”) and Targa Pipeline Mid-Continent WestTex LLC, a Delaware limited liability company (“WestTex”), are owned, directly or indirectly, by the Partnership, free and clear of all Liens, other than those arising under the Partnership Credit Agreement and the applicable Material Subsidiary Organizational Documents. The Partnership owns, directly or indirectly, (A) an 88.24% interest in CBF, (B) all of the outstanding Class B Units in WestOk and (C) all of the outstanding Class B Units in WestTex, in each case free and clear of all Liens except those arising under the Partnership Credit Agreement and the applicable Organizational Documents. The Subsidiaries other than the Material Subsidiaries did not, individually or in the aggregate, account for (x) more than 10% of the total assets of the Subsidiaries, taken as a whole, as of June 30, 2017 or (y) more than 10% of the net income of the Partnership and the Subsidiaries, taken as a whole, for the six months ended June 30, 2017.

(f) The authorized, issued and outstanding equity interests of the Partnership are as set forth in the Offering Memorandum as of the dates specified therein. All of the issued equity interests of the Partnership and all of the issued shares of capital stock of Finance Co have been duly authorized and validly issued and are fully paid (to the extent required in the Partnership Agreement with respect to the Partnership) and nonassessable (except as such nonassessability may be affected by Sections 17-607 and 17-804 of the Delaware LP Act with respect to the Partnership); and none of the outstanding equity interests of the Partnership and none of the outstanding shares of capital stock of Finance Co were issued in violation of the preemptive or other similar rights of any security holder of the Partnership or Finance Co, respectively.

(g) Except as otherwise disclosed in the Offering Memorandum and except with respect to the incentive distribution rights held by the General Partner, there are no outstanding (i) securities or obligations of the Partnership convertible into or exchangeable for any equity interests of the Partnership, (ii) warrants, rights or options to subscribe for or purchase from the Partnership any such equity interests or any such convertible or exchangeable securities or obligations or (iii) obligations of the Partnership to issue any such equity interests, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

(h) Each of the Issuers and each Guarantor has all requisite corporate, partnership or limited liability company power and authority to execute, deliver and perform each of its obligations under the Notes, the Exchange Notes and the Private Exchange Notes (as defined in the Registration Rights Agreement). The Notes, the Exchange Notes and the Private Exchange Notes have each been duly authorized by the Issuers and, when executed by each of the Issuers and authenticated by the Trustee in accordance with the provisions of the Indenture and, in the case of the Notes, when delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, and, in the case of any Exchange Notes or Private Exchange Notes, when issued in exchange for the Notes as provided in the Registration Rights Agreement, will constitute valid and legally binding obligations of each of the Issuers, entitled to the benefits of the Indenture, and enforceable against each of the Issuers in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (collectively, the “Enforceability Exceptions”). The Guarantees have been duly authorized and, upon the due issuance and delivery of the related Notes and the due endorsement of the notations of Guarantee thereon, will constitute valid and legally binding obligations of each Guarantor, enforceable against each Guarantor in accordance with their terms, except that the enforcement thereof may be subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(i) Each of the Issuers and each Guarantor has all requisite corporate, partnership or limited liability company power and authority to execute, deliver and perform each of its obligations under the Indenture. The Indenture meets the requirements for qualification under the Trust Indenture Act of 1939, as amended (the “TIA”). The Indenture has been duly authorized by each of the Issuers and Guarantors and, when executed and delivered by each of the Issuers and each Guarantor (assuming the due authorization, execution and delivery by the Trustee), will constitute a valid and legally binding agreement of each of the Issuers and each Guarantor, enforceable against each of the Issuers and each Guarantor in accordance with its terms, except that the enforcement thereof may be subject to the Enforceability Exceptions.

(j) Each of the Issuers and each Guarantor has all requisite corporate, partnership or limited liability company power and authority to execute, deliver and perform each of its obligations under the Registration Rights Agreement. The Registration Rights Agreement has been duly authorized by the Issuers and the Guarantors and, when executed and delivered by each of the Issuers and each Guarantor (assuming the due authorization, execution and delivery by the Initial Purchasers), will constitute a valid and legally binding agreement of each of the Issuers and each Guarantor, enforceable against each of the Issuers and each Guarantor in accordance with its terms, except that (A) the enforcement thereof may be subject to the Enforceability Exceptions and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

(k) Each of the Issuers and each Guarantor has all requisite corporate, partnership or limited liability company power and authority to execute, deliver and perform each of its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement and the consummation by each of the Issuers and each Guarantor of the transactions contemplated hereby have been duly authorized by each of the Issuers and each Guarantor. This Agreement has been duly executed and delivered by each of the Issuers and each Guarantor.

(l) No permit, consent, approval, authorization, order, registration, filing or qualification (“Permits”) of or with any court or governmental agency or body having jurisdiction over any of the Issuers or any Material Subsidiary or any of their respective properties or assets is required in connection with the issuance and sale by the Issuers of the Notes to the Initial Purchasers or the consummation by the Issuers of the other transactions contemplated hereby, except (i) such Permits as may be required under the Act, the Exchange Act and state securities or “Blue Sky” laws of any jurisdiction, (ii) such Permits as have been obtained or will be obtained prior to the Closing Date, (iii) such Permits that, if not obtained, could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and (iv) such Permits as are disclosed in the Offering Memorandum.

(m) Neither of the Issuers nor any Material Subsidiary is in (i) violation of its Organizational Documents, (ii) violation of any statute, law, rule or regulation, or any judgment, order, injunction or decree of any court, governmental agency or body or arbitrator having jurisdiction over any of the Issuers or Material Subsidiaries or any of their respective properties or assets or (iii) breach, default (or an event which, with notice or lapse of time or both, would constitute such an event) or violation in the performance of any obligation, agreement or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which in the case of either clause (ii) or (iii) would, if continued, have a Material Adverse Effect.

(n) None of (i) the execution, delivery and performance by either of the Issuers or any Guarantor of this Agreement, the Indenture and the Registration Rights Agreement or (ii) the consummation by either of the Issuers or any Guarantor of the transactions contemplated hereby (including, without limitation, the issuance and sale of the Notes to the Initial Purchasers) (A) conflicts or will conflict with or constitutes or will constitute a violation of the Organizational Documents of either of the Issuers or any Guarantor, (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which either of the Issuers or any Guarantor is a party or by which any of them or any of their respective properties may be bound, or (C) (assuming compliance with all applicable state securities or “Blue Sky” laws and assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 8 hereof) violates or will violate any statute, judgment, decree, order, rule or regulation applicable to either of the Issuers or any Guarantor or any of their respective properties or assets, except, with respect to clauses (B) and (C) only, for any such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect or materially impair the ability of the Issuers or the Guarantors, as applicable, to consummate the transactions contemplated by this Agreement.

(o) The Partnership Agreement has been duly authorized, executed and delivered by the General Partner, and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms; provided, that, with respect to the Partnership Agreement, the enforceability thereof may be limited by the Enforceability Exceptions; provided, further, that the indemnity, contribution and exoneration provisions contained in any of such agreements may be limited by applicable laws and public policy.

(p) The Organizational Agreements of the Material Subsidiaries, as applicable, have been duly authorized, executed and delivered by the parties thereto, and are valid and legally binding agreements of such parties, enforceable against such parties in accordance with their terms; provided, that, with respect to such agreements, the enforceability thereof may be limited by the Enforceability Exceptions; provided, further, that the indemnity, contribution and exoneration provisions contained in any of such agreements may be limited by applicable laws and public policy.

(q) The historical consolidated financial statements of the Partnership and its Subsidiaries included in the Offering Memorandum present fairly in all material respects the financial position, results of operations and cash flows of the Partnership and its consolidated Subsidiaries purported to be shown thereby on the basis stated therein at the respective dates or for the respective periods to which they apply, and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except to the extent disclosed therein. The summary and selected financial, statistical and operating information in the Offering Memorandum is accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical consolidated financial statements, as applicable, from which it has been derived. PricewaterhouseCoopers LLP (the “Independent Accountants”), which has certified certain financial statements of the Partnership and its Subsidiaries and delivered its report with respect to the audited consolidated financial statements incorporated by reference in the Offering Memorandum, is an independent public accounting firm within the meaning of the Act and the rules and regulations promulgated thereunder. The interactive data in eXtensbile Business Reporting Language included or incorporated by reference in the Pricing Disclosure Package and the Final Memorandum fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto in all material respects.

(r) Except as set forth or contemplated in the Offering Memorandum, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Partnership, threatened, to which any of the Issuers or Material Subsidiaries is or may be a party or to which the business or property of any of the Issuers or Material Subsidiaries is or may be subject, (ii) to the knowledge of the Partnership, no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency and (iii) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which any of the Issuers or Material Subsidiaries is or may be subject, that, in the case of clauses (i), (ii) and (iii) above, is reasonably expected to (A) individually or in the aggregate have a Material Adverse Effect, (B) prevent the consummation of the issuance or sale of the Notes to be sold hereunder, or (C) draw into question the validity of this Agreement.

(s) Each of the Issuers and the Material Subsidiaries possesses such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct their respective businesses, except where the failure so to possess would not, individually or in the aggregate, result in a Material Adverse Effect; each of the Issuers and each Material Subsidiary is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, individually or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, individually or in the aggregate, result in a Material Adverse Effect; and except as described in the Offering Memorandum, neither of the Issuers and no Material Subsidiary has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(t) Since the date of the most recent financial statements appearing in the Offering Memorandum and except as set forth or contemplated in the Offering Memorandum, (i) none of the Issuers or the Material Subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into or agreed to enter into any transactions or contracts (written or oral) not in the ordinary course of business, which liabilities, obligations, transactions or contracts would, individually or in the aggregate, be material to the general affairs, management, business, condition (financial or otherwise), prospects or results of operations of the Partnership and its Subsidiaries, taken as a whole and (ii) the Partnership has not purchased any of its outstanding equity interests, nor declared, paid or otherwise made any distribution of any kind on its equity interests (other than (A) the Partnership’s quarterly distributions and the Partnership’s monthly distributions on its Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Units, (B) with respect to any of the Subsidiaries, the purchase of, or dividend or distribution on, capital stock or equity interests owned by the Partnership and (C) distribution equivalent rights on any of the Partnership’s equity-based awards).

(u) Except as set forth or contemplated in the Offering Memorandum, each of the Issuers and the Material Subsidiaries has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof, except in any case in which the failure so to file, individually or in the aggregate, would not have a Material Adverse Effect, and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such tax, assessment, fine or penalty that is currently being contested in good faith or as, individually or in the aggregate, would not have a Material Adverse Effect.

(v) Immediately after the consummation of the transactions contemplated by this Agreement, the fair value and present fair saleable value of the assets of each of the Issuers and the Material Subsidiaries (each on a consolidated basis) will exceed the sum of its stated liabilities and identified contingent liabilities. Each of the Issuers and the

Guarantors is not now nor, after giving effect to the issuance of the Notes and the execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Indenture and the consummation of the transactions contemplated thereby or described in the Offering Memorandum, will be (i) insolvent, (ii) left with unreasonably small capital with which to engage in its anticipated business or (iii) incurring debts or other obligations beyond its ability to pay such debts or obligations as they become due.

(w) Any statistical and market-related data included in the Offering Memorandum are based on or derived from sources that each of the Issuers and the Guarantors believe to be reliable and accurate, and the Issuers have obtained the written consent to the use of such data from such sources to the extent required.

(x) Each of the Issuers and the Material Subsidiaries has good and marketable title to all real property and good title to all personal property described in the Offering Memorandum as being owned by it free and clear of all Liens, except (i) as described, and subject to limitations contained, in the Offering Memorandum, (ii) Liens that arise under the Partnership Credit Agreement or the TRC Credit Agreement or (iii) to the extent the failure to have such title or the existence of such Liens would not, individually or in the aggregate, have a Material Adverse Effect; provided that, with respect to any real property and buildings held under lease by the Partnership and the Material Subsidiaries, such real property and buildings are held under valid and subsisting and enforceable leases with such exceptions as do not materially interfere with the use of the properties of the Partnership and the Material Subsidiaries taken as a whole as they have been used in the past as described in the Offering Memorandum and are proposed to be used in the future as described in the Offering Memorandum, except to the extent the failure to hold such valid and subsisting and enforceable leases would not, individually or in the aggregate, have a Material Adverse Effect.

(y) The Partnership and the Material Subsidiaries have such easements or rights-of-way (collectively, “rights-of-way”) as are necessary to conduct their business in the manner described, and subject to the limitations contained, in the Offering Memorandum, except for (i) qualifications, reservations and encumbrances that would not have, individually or in the aggregate, a Material Adverse Effect, (ii) such rights-of-way that, if not obtained, would not have, individually or in the aggregate, a Material Adverse Effect and (iii) rights-of-way held by affiliates of the Partnership as nominee for the benefit of the Partnership and the Material Subsidiaries.

(z) Except for such exceptions that would not reasonably be expected to result in a Material Adverse Effect, (i) each of the Issuers and each Material Subsidiary owns or possesses, or can acquire or use on reasonable terms, adequate patents, patents rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry out their respective businesses now or proposed to be operated by them as described in the Offering Memorandum, and (ii) each of the Issuers and each Material Subsidiary has not received any notice and is not otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances that would render any Intellectual Property invalid or inadequate to protect any of its interest therein.

(aa) There are no legal or governmental proceedings pending or, to the knowledge of the Partnership, threatened or contemplated, against either of the Issuers or the Material Subsidiaries or any of their respective properties or assets that would be required to be described in a prospectus pursuant to the Act that are not described in the Offering Memorandum, nor are there any agreements, contracts, indentures, leases or other instruments that would be required to be described in a prospectus pursuant to the Act that are not described in the Offering Memorandum. Except as set forth or contemplated in the Offering Memorandum, to the knowledge of the Partnership, no legal or governmental proceedings are pending or threatened to which either of the Issuers or any of the Material Subsidiaries is a party or to which the property or assets of the Issuers or any Material Subsidiary is subject that, if determined adversely to the Issuers or the Material Subsidiaries, could be reasonably expected to result, individually or in the aggregate, in a Material Adverse Effect.

(bb) The Partnership is in compliance in all material respects with all applicable provisions of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes Oxley Act”).

(cc) Except as disclosed in the Offering Memorandum and as would not, individually or in the aggregate, result in a Material Adverse Effect: (i) the Partnership and the Material Subsidiaries are and, during the relevant time periods specified in all applicable statutes of limitation, have been in compliance with applicable Environmental Laws (as defined below); (ii) the Partnership and the Material Subsidiaries have obtained and are in compliance with all Environmental Permits (as defined below) required of them under applicable Environmental Laws to conduct the Partnership’s business as presently conducted; (iii) none of the Partnership or the Material Subsidiaries has received any written notice of an action, suit, demand, claim, hearing, notice of violation or investigation, or proceeding, which matter remains unresolved and alleges liability of the Partnership or any Material Subsidiary under, or violation by the Partnership or any Material Subsidiary of, any Environmental Law, and to the knowledge of the Partnership, no facts, circumstances or conditions exist that would reasonably be expected to result in the receipt of such notice; and (iv) to the knowledge of the Partnership, there are no releases of Hazardous Materials (as defined below) that would reasonably be expected to give rise to liabilities or obligations under any Environmental Law.

For purposes of this Agreement: (i) “Environmental Law” means all federal, state and local laws, rules (including but not limited to rules of common law), regulations, ordinances, orders, decrees and other legally-enforceable requirements of any governmental entity relating to pollution, protection of human health (to the extent relating to exposure to Hazardous Materials) or the Environment, including those relating to the generation, storage, treatment, disposal, transport or release of Hazardous Materials; (ii) “Hazardous Materials” means any pollutant or contaminant, chemical, material, waste or substance in any form regulated under any applicable Environmental

Law including, but not limited to any: (A) “hazardous substance” as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; (B) “hazardous waste” as defined in the Resource Conservation and Recovery Act, as amended; (C) petroleum or petroleum product, natural gas, natural gas liquids, or crude oil or any fraction thereof; (D) polychlorinated biphenyls; and (E) naturally occurring radioactive materials; (iii) “Environmental Permits” means any permit, authorization, license, variance, and approvals required under applicable Environmental Law; and (iv) “Environment” means ambient air, indoor air, surface water, groundwater, drinking water, land surface and subsurface strata, and natural resources such as wetlands, flora and fauna.

(dd) There is no strike, labor dispute, slowdown or work stoppage with the employees of the Issuers or the Material Subsidiaries that is pending or, to the knowledge of the Partnership, threatened that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(ee) Except as disclosed in the Offering Memorandum, no proceedings for the merger, consolidation, liquidation or dissolution of either of the Issuers or the Material Subsidiaries or the sale of all or a material part of the assets of either of the Issuers or the Material Subsidiaries or any material acquisition by either of the Issuers or any Material Subsidiary are pending that would be required by the Act to be disclosed in a prospectus included in a Registration Statement on Form S-1 under the Act.

(ff)(i) The Issuers and the Material Subsidiaries have not sustained, since the date of the latest audited financial statements included in the Offering Memorandum (exclusive of any amendment or supplement thereto), any material loss or interference with its business or properties from fire, explosion, flood, accident or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree (whether domestic or foreign) otherwise than as set forth in the Offering Memorandum (exclusive of any amendment or supplement thereto) and (ii) since such date, there has not occurred any change or development, in each case, that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(gg) Each of the Issuers and the Material Subsidiaries carries or is entitled to the benefits of insurance relating to their assets, with financially sound and reputable insurers, in such amounts and covering such risks as is commercially reasonable, and all such insurance is in full force and effect. Each of the Issuers and the Material Subsidiaries has no reason to believe that it will not be able (i) to renew their existing insurance coverage relating to their respective assets as and when such policies expire or (ii) to obtain comparable coverage relating to their respective assets from similar institutions as may be necessary or appropriate to conduct such business as now conducted and at a cost that would not reasonably be expected to have a Material Adverse Effect.

(hh) Except (i) as disclosed in the Offering Memorandum and (ii) in regard to regulation by the Federal Energy Regulation Commission, neither of the Issuers nor any Material Subsidiary is subject to rate regulation under federal law.

(ii) Except as would not, individually or in the aggregate, have a Material Adverse Effect, each of the Issuers and each Material Subsidiary is in compliance with its obligations under all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); with respect to each “plan” (as defined in Section 3(3) of ERISA) in which any current or former employees of the Partnership or of any trade or business that, together with the Partnership, is or has been treated, within the six years preceding such date, as a single employer under Section 4001(b)(1) of ERISA or Section 414 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”), are or have been eligible to participate, no “reportable event” (as defined in ERISA) has occurred with respect to any such plan that is a “pension plan” (as defined in ERISA, hereinafter, a “Pension Plan”) for which any of the Issuers or a Material Subsidiary would have any liability, excluding any reportable event for which a waiver could apply; none of the Issuers or Material Subsidiaries expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any Pension Plan or (ii) Sections 430 or 4971 of the Code with respect to any Pension Plan.

(jj) Except as disclosed in the Offering Memorandum, the Partnership and the Material Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Offering Memorandum, the Partnership’s and the Material Subsidiaries’ internal controls over financial reporting are effective and none of the Partnership and the Material Subsidiaries is aware of any material weakness in their internal control over financial reporting.

(kk) Except as disclosed in the Offering Memorandum (i) the Partnership has established and maintains disclosure controls and procedures (to the extent required by and as such term is defined in Rule 13a-15 under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Partnership in the reports filed or to be filed or submitted under the Exchange Act, as applicable, is accumulated and communicated to management of the General Partner, including its principal executive officers and principal financial officers, as appropriate, to allow timely decisions regarding required disclosure to be made and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established to the extent required by Rule 13a-15 of the Exchange Act.

(ll) Neither of the Issuers nor any Guarantor is an “investment company” or “promoter” or “principal underwriter” for an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations thereunder.

(mm) The descriptions of the Notes, the Indenture and the Registration Rights Agreements contained in the Offering Memorandum are accurate in all material respects.

(nn) No holder of securities of either of the Issuers or the Material Subsidiaries will be entitled to have such securities registered under the registration statements that may be required to be filed by the Issuers pursuant to the Registration Rights Agreements other than as expressly permitted thereby.

(oo) None of the Issuers, any Material Subsidiary or, to the knowledge of the Issuers, any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Act) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any “security” (as defined in the Act) that is or could be integrated with the sale of the Notes in a manner that would require the registration under the Act of the Notes or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Notes or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Act. Assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 8 hereof, it is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchasers or the endorsement of the Guarantees by the Guarantors in the manner contemplated by this Agreement to register any of the Notes under the Act or to qualify the Indenture under the TIA.

(pp) No securities of either of the Issuers or the Guarantors are of the same class (within the meaning of Rule 144A under the Act) as the Notes and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system.

(qq) None of the Issuers or the Material Subsidiaries has taken, nor will any of them take, directly or indirectly, any action designed to, or that would constitute or that might be reasonably expected to result in, stabilization or manipulation of the price of the Notes.

(rr) None of the Issuers, the Material Subsidiaries or, to the knowledge of the Issuers, any of their respective Affiliates or any person acting on its or their behalf (other than the Initial Purchasers) has engaged in any directed selling efforts (as that term is defined in Regulation S under the Act (“Regulation S”)) with respect to the Notes; the Issuers, the Material Subsidiaries and, to the knowledge of the Issuers, their respective Affiliates and any person acting on its or their behalf (other than the Initial Purchasers) have complied with the offering restrictions requirement of Regulation S.

(ss) There are no stamp or other issuance or transfer taxes or duties or other similar fees or charges required to be paid in the United States in connection with the execution and delivery of this Agreement or the issuance or sale by the Issuers of the Notes.

(tt) None of the Issuers, the Subsidiaries or, to the knowledge of the Issuers, any director, officer, agent, employee or Affiliate of the Issuers or any of the Subsidiaries (in their capacity as directors, officers, agents or employees) is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Issuers, the Subsidiaries and, to the knowledge of the Issuers, their affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(uu) The operations of the Issuers and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the USA PATRIOT Act, the rules and regulations thereunder, and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Issuers or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Issuers, threatened.

(vv) No Material Subsidiary is currently prohibited, directly or indirectly, from paying any distributions to the Partnership, from making any other distribution on such Subsidiary’s equity interests, from repaying to the Partnership any loans or advances to such Subsidiary from the Partnership or from transferring any of such Subsidiary’s property or assets to the Partnership or any other Subsidiary of the Partnership, except (i) as described in or contemplated by the Offering Memorandum, (ii) arising under the Partnership Credit Agreement, (iii) such prohibitions mandated by the laws of each such Subsidiary’s state of formation and the terms of any such Subsidiary’s governing instruments or (iv) where such prohibition would not reasonably be expected to have a Material Adverse Effect.

(ww) None of the Issuers, the Subsidiaries or, to the knowledge of the Issuers, any director, officer, agent, employee or Affiliate of the Issuers or any of the Subsidiaries (in their capacity as directors, officers, agents or employees) is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S.

Department of the Treasury (“OFAC”) nor is either Issuer or the Subsidiaries located, organized or resident in a country or territory that is the subject or target of U.S. sanctions; and the Issuers will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing or facilitating the activities of any person currently subject to any U.S. sanctions administered by OFAC or in any sanctioned country.

Any certificate signed by any officer of the Issuers or the Guarantors and delivered to any Initial Purchaser or to counsel for the Initial Purchasers in connection with the offering of the Notes shall be deemed a representation and warranty by each of the Issuers or each Guarantor to the Initial Purchasers as to the matters covered thereby.

Section 3. Purchase, Sale and Delivery of the Notes. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Issuers agree to issue and sell to the Initial Purchasers, and the Initial Purchasers, acting severally and not jointly, agree to purchase the Notes in the respective amounts set forth on Schedule 1 hereto from the Issuers at 99.25% of their principal amount. One or more certificates in global form for the Notes that the Initial Purchasers have agreed to purchase hereunder, each in such principal amount as the Initial Purchasers request upon notice to the Issuers at least 36 hours prior to the Closing Date, shall be delivered by or on behalf of the Issuers to the Trustee, as custodian for The Depository Trust Company (“DTC”), and the Notes in book-entry form shall be delivered to the Initial Purchasers through the facilities of DTC, against payment by or on behalf of the Initial Purchasers of the purchase price therefor by wire transfer (same day funds), to such account or accounts as the Partnership shall specify prior to the Closing Date, or by such means as the parties hereto shall agree prior to the Closing Date. Such delivery of the certificates and payment for the Notes shall be made at the offices of Vinson & Elkins L.L.P., 1001 Fannin Street, Suite 2500, Houston, Texas at 9:00 A.M. Houston time, on October 17, 2017, or at such other place, time or date as the Initial Purchasers, on the one hand, and the Issuers, on the other hand, may agree upon, such time and date of delivery against payment being herein referred to as the “Closing Date.”

Section 4. Offering by the Initial Purchasers. The Initial Purchasers propose to make an offering of the Notes at the price and upon the terms set forth in the Pricing Disclosure Package and the Final Memorandum as soon as practicable after this Agreement is entered into and as in the judgment of the Initial Purchasers is advisable.

Section 5. Covenants of the Issuers and the Guarantors. Each Issuer and each Guarantor covenants and agrees with each of the Initial Purchasers as follows:

(a) Until the later of (i) the completion of the distribution of the Notes by the Initial Purchasers and (ii) the Closing Date, the Issuers will not amend or supplement the Pricing Disclosure Package or the Final Memorandum or otherwise distribute or refer to any Issuer Written Communication (other than the Recorded Road Show) unless the Initial Purchasers shall previously have been advised and furnished a copy for a reasonable period of time prior to the proposed amendment or supplement. The Issuers will promptly, upon the reasonable request of the Initial Purchasers or counsel for the Initial Purchasers, make any amendments or supplements to the Pricing Disclosure Package and the Final Memorandum that may be necessary or advisable in connection with the resale of the Notes by the Initial Purchasers.

(b) The Issuers will cooperate with the Initial Purchasers in arranging for the qualification of the Notes for offering and sale under the securities or “Blue Sky” laws of such jurisdictions as the Initial Purchasers may designate and will continue such qualifications in effect for as long as may be necessary to complete the resale of the Notes; provided, however, that in connection therewith, the Issuers shall not be required to qualify as a foreign limited partnership or corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation in any such jurisdiction where it is not then so subject.

(c)(1) If, at any time prior to the completion of the sale by the Initial Purchasers of the Notes, any event occurs or information becomes known as a result of which the Final Memorandum as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Final Memorandum to comply with applicable law, the Issuers will promptly notify the Initial Purchasers thereof and will prepare, at the expense of the Partnership, an amendment or supplement to the Final Memorandum that corrects such statement or omission or effects such compliance and (2) if at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or any Issuer Written Communication would conflict with the Pricing Disclosure Package as then amended or supplemented, or (ii) it is necessary to amend or supplement any of the Pricing Disclosure Package so that any of the Pricing Disclosure Package or any Issuer Written Communication will comply with law, the Issuers will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (a) above, furnish to the Initial Purchasers such amendments or supplements to any of the Pricing Disclosure Package or any Issuer Written Communication (it being understood that any such amendments or supplements may take the form of an amended or supplemented Final Memorandum) as may be necessary so that the statements in any of the Pricing Disclosure Package as so amended or supplemented will not, in light of the circumstances under which they were made, be misleading or so that any Issuer Written Communication will not conflict with the Pricing Disclosure Package or so that the Pricing Disclosure Package or any Issuer Written Communication as so amended or supplemented will comply with law.

(d) The Issuers will, without charge, provide to the Initial Purchasers and to counsel for the Initial Purchasers as many copies of the Pricing Disclosure Package, any Issuer Written Communication and the Final Memorandum or any amendment or supplement thereto as the Initial Purchasers may reasonably request.

(e) The Partnership will apply the net proceeds from the sale of the Notes as set forth under “Use of Proceeds” in the Pricing Disclosure Package and the Final Memorandum.

(f) Prior to the Closing Date, the Issuers will furnish to the Initial Purchasers, as soon as they have been prepared, a copy of any unaudited interim financial statements of the Issuers for any period subsequent to the period covered by the most recent financial statements appearing in the Pricing Disclosure Package and the Final Memorandum; provided, however, that the Issuers do not need to furnish such financial statements to the Initial Purchasers if they are available on the Commission’s website.

(g) None of the Issuers or any of its affiliates that it controls will, and the Issuers will use their commercially reasonable efforts to cause their other affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Act) that could be integrated with the sale of the Notes in a manner which would require the registration under the Act of the Notes.

(h) The Issuers will not, and will not permit any of their subsidiaries or their respective affiliates that they control or persons acting on their behalf to, and the Issuers will use their commercially reasonable efforts to cause their other affiliates not to, engage in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Notes or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Act.

(i) For so long as any of the Notes remain outstanding, the Issuers or Targa Resources Corp. will make available at their expense, upon request, to any holder of such Notes and any prospective purchasers thereof the information specified in Rule 144A(d)(4) under the Act, unless either of the Issuers or Targa Resources Corp. is then subject to Section 13 or 15(d) of the Exchange Act.

(j) The Issuers will use their commercially reasonable efforts to permit the Notes to be eligible for clearance and settlement through DTC.

(k) During the period beginning on the date hereof and continuing to the date that is 45 days after the Closing Date, without the prior written consent of the Representative, the Issuers will not offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Issuers (or guaranteed by the Issuers) that are substantially similar to the Notes (except for the Notes which would be issuable pursuant to the exchange offer described in the Preliminary Memorandum and the Final Memorandum).

(l) In connection with Notes offered and sold in an offshore transaction (as defined in Regulation S) the Issuers will not register any transfer of such Notes not made in accordance with the provisions of Regulation S and will not, except in accordance with the provisions of Regulation S, if applicable, issue any such Notes in the form of definitive securities.

(m) None of the Issuers or any of their affiliates that they control will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Notes.

(n) For a period of one year (calculated in accordance with paragraph (d) of Rule 144 under the Act) following the date any Notes are acquired by either of the Issuers or any of their affiliates, if the Notes are Registrable Securities (as defined in the Registration Rights Agreement), neither of the Issuers nor any of their respective affiliates that they control will sell any such Notes.

(o) For so long as any Notes are outstanding, the Issuers and the Guarantors will conduct their operations in a manner that will not subject the Issuers or any Guarantor to registration as an investment company under the Investment Company Act.

(p) Each Note will bear a legend substantially to the following effect until such legend shall no longer be necessary or advisable because the Notes are no longer subject to the restrictions on transfer described therein:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (C) IT IS AN ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT (AN “ACCREDITED INVESTOR”), (2) AGREES THAT IT WILL NOT WITHIN [IN THE CASE OF NOTES SOLD IN RELIANCE ON RULE 144A: ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH AN ISSUER OR ANY AFFILIATE OF AN ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY)] [IN THE CASE OF NOTES SOLD IN RELIANCE ON REGULATION S: 40 DAYS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE DATE ON WHICH THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) WAS FIRST OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN RULE 902 OF REGULATION S)] (THE “RESALE RESTRICTION TERMINATION DATE”) RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO AN ISSUER OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE

RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE FOR THIS SECURITY), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY PRIOR TO THE RESALE RESTRICTION TERMINATION DATE, IF THE PROPOSED TRANSFEREE IS AN ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE ISSUERS SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS ANY OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION, NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AS USED HEREIN. THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER OR AN ISSUER ON OR AFTER THE RESALE RESTRICTION TERMINATION DATE.”

Section 6. Expenses. The Partnership agrees to pay all costs and expenses incident to the performance of the Issuers’ and Guarantors’ obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (i) the printing, word processing or other production of documents with respect to the transactions contemplated hereby, including any costs of printing the Pricing Disclosure Package and the Final Memorandum and any amendment or supplement thereto, and any “Blue Sky” memoranda, (ii) all arrangements relating to the delivery to the Initial Purchasers of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Issuers, (iv) preparation (including printing), issuance and delivery to the Initial Purchasers of the Notes, (v) the qualification of the Notes under state securities and “Blue Sky” laws, including filing fees and fees and disbursements of counsel for the Initial Purchasers relating thereto, (vi) one half of the expenses in connection with the “roadshow” and any other meetings with prospective investors in the Notes, (vii) fees and expenses of the Trustee including fees and expenses of counsel, and (viii) any fees charged by investment rating agencies for the rating of the Notes. If the sale of the Notes provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Sections 11(a)(i), (ii) or (vi) or because of any failure, refusal or inability on the part of the Issuers to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder (other than solely by reason of a default by the Initial Purchasers of their obligations hereunder after all conditions hereunder have been satisfied in accordance herewith), the Issuers agree to promptly reimburse the Initial Purchasers upon demand for all out-of-pocket expenses (including reasonable fees, disbursements and charges of Gibson, Dunn & Crutcher LLP, counsel for the Initial Purchasers) that shall have been incurred by the Initial Purchasers in connection with the proposed purchase and sale of the Notes.

Section 7. Conditions of the Initial Purchasers’ Obligations. The obligation of the Initial Purchasers to purchase and pay for the Notes shall, in their sole discretion, be subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:

(a) On the Closing Date, the Initial Purchasers shall have received the opinion, dated as of the Closing Date and addressed to the Initial Purchasers, of Vinson & Elkins L.L.P., counsel for the Issuers, in form and substance satisfactory to counsel for the Initial Purchasers, to the effect that:

(i) Each of the Issuers and the Non-TPL Guarantors has been duly incorporated or formed, as the case may be, under the laws of its jurisdiction of incorporation or formation, as the case may be.

(ii) Each of the Issuers and the Covered Guarantors is validly existing as a limited partnership, limited liability company or corporation, as applicable, and is in good standing under the laws of its jurisdiction of formation or incorporation, as applicable, and has all requisite limited partnership, limited liability company or corporate power and authority necessary to own or lease its properties and to conduct its business, in each case as described in the Pricing Disclosure Package and the Final Memorandum in all material respects.

(iii) The Partnership has the authorized, issued and outstanding capitalization set forth in the Pricing Disclosure Package and the Final Memorandum as of the dates specified therein; all of the issued and outstanding equity interests (other than general partner interests) of each of the Issuers and the Non-TPL Guarantors have been duly authorized and validly issued (in accordance with the Organizational Documents of each such entity), are fully paid (in the case of an interest in a limited partnership or limited liability company, to the extent required under the Organizational Documents of such entity) and nonassessable (except as such nonassessability may be affected by Sections 17-607 and 17-804 of the Delaware LP Act, Sections 18-607 and 18-804 of the Delaware LLC Act or Sections 153.102, 153.103, 153.202 and 153.210 of the TBOC, as applicable) and, to the knowledge of such counsel, were not issued in violation of any preemptive or similar right; all of the issued and outstanding equity interests of Finance Co and each Non-TPL Guarantor are owned, directly or indirectly, by the Partnership, free and clear of all Liens (other than (i) those created by or arising under the Delaware General Corporation Law, the Delaware LLC Act or the Delaware LP Act, as the case may be; (ii) restrictions on transferability and other Liens described in the Pricing Disclosure Package, the Final Memorandum or the Organizational Documents; (iii) those arising under the Partnership Credit

Agreement; and (iv) those imposed by the Act and the securities or “Blue Sky” laws of certain jurisdictions) (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor or, in the case of equity interests of a Non-TPL Guarantor owned directly by one or more other Non-TPL Guarantors, naming any such other Non-TPL Guarantors as debtor(s), is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (B) otherwise known to such counsel, without independent investigation.

(iv) The Issuers and each Covered Guarantor have all requisite corporate, limited partnership or limited liability company power and authority to execute, deliver and perform each of their obligations under the Indenture, the Notes, the Exchange Notes and the Private Exchange Notes (each as defined in the Registration Rights Agreement); the Indenture meets the requirements for qualification under the TIA; the Indenture has been duly and validly authorized by the Issuers and each Covered Guarantor and, when duly executed and delivered by the Issuers and each Covered Guarantor (assuming the due authorization, execution and delivery thereof by the Trustee and SouthOk), will constitute the valid and legally binding agreement of the Issuers and each Guarantor, enforceable against the Issuers and each Guarantor in accordance with its terms, except that the enforcement thereof may be subject to the Enforceability Exceptions.

(v) The Notes have each been duly and validly authorized by the Issuers and, when duly executed and delivered by the Issuers and paid for by the Initial Purchasers in accordance with the terms of this Agreement (assuming the due authorization, execution and delivery of the Indenture by the Trustee and due authentication and delivery of the Notes by the Trustee in accordance with the Indenture), will constitute the valid and legally binding obligations of the Issuers, entitled to the benefits of the Indenture, and enforceable against the Issuers in accordance with their terms, except that the enforcement thereof may be subject to the Enforceability Exceptions.

(vi) The Guarantees have been duly and validly authorized by the Covered Guarantors and when the Notes have been paid for by the Initial Purchasers in accordance with the terms of this Agreement (assuming the due authorization, execution and delivery of the Indenture by the Trustee and SouthOk and the due authentication of the Notes by the Trustee in accordance with the Indenture), will constitute the valid and legally binding obligations of the Guarantors, entitled to the benefits of the Indenture, and enforceable against the Guarantors in accordance with their terms, except that the enforcement thereof may be subject to the Enforceability Exceptions.

(vii) The Exchange Notes and the Private Exchange Notes have been duly and validly authorized by the Issuers, and if and when the Exchange Notes and the Private Exchange Notes are duly executed and delivered by the Issuers in accordance with the terms of the Registration Rights Agreement and the Indenture

(assuming the due authorization, execution and delivery of the Indenture by the Trustee and due authentication and delivery of the Exchange Notes and the Private Exchange Notes by the Trustee in accordance with the Indenture), will constitute the valid and legally binding obligations of the Issuers, entitled to the benefits of the Indenture, and enforceable against the Issuers in accordance with their terms, except that the enforcement thereof may be subject to the Enforceability Exceptions.

(viii) The Issuers and the Covered Guarantors have all requisite partnership, limited liability company or corporate power and authority to execute, deliver and perform their obligations under the Registration Rights Agreement; the Registration Rights Agreement has been duly and validly authorized by the Issuers and the Covered Guarantors and, when duly executed and delivered by the Issuers and the Covered Guarantors (assuming due authorization, execution and delivery thereof by the Initial Purchasers and SouthOk), will constitute the valid and legally binding agreement of the Issuers and the Guarantors, enforceable against the Issuers and the Guarantors in accordance with its terms, except that (A) the enforcement thereof may be subject to the Enforceability Exceptions and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

(ix) The Issuers and the Covered Guarantors have all requisite corporate, partnership or limited liability company power and authority to execute, deliver and perform their obligations under this Agreement and to consummate the transactions contemplated hereby; this Agreement and the consummation by the Issuers and the Covered Guarantors of the transactions contemplated hereby have been duly and validly authorized by the Issuers and the Covered Guarantors. This Agreement has been duly executed and delivered by the Issuers and the Covered Guarantors.

(x)(a) The descriptions of the Indenture, the Notes and the Registration Rights Agreement contained in the Pricing Disclosure Package and the Final Memorandum are accurate in all material respects, and (b) the statements under the caption “Certain United States Federal Income Tax Considerations” in the Pricing Disclosure Package and the Final Memorandum insofar as they purport to constitute a summary of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects, subject to the assumptions and qualifications set forth therein.

(xi) The execution, delivery and performance of this Agreement, the Indenture, the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale of the Notes to the Initial Purchasers) will not constitute or result in a breach or a default under (or an event that with notice or passage of time or both would constitute a default under) any of (i) the terms or provisions of any Contract listed on Annex B hereto, (ii) the Organizational Documents of any of the Issuers or the Covered Guarantors, or (iii) any statute, judgment, decree, order, rule or regulation (excluding any securities laws, rules or regulations) known to such counsel to be applicable to the Issuers or any of the Covered Guarantors or any of their respective properties or assets, except, with respect to clauses (i) and (iii) only, for any such conflict, breach or violation that could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

(xii) No consent, approval, authorization or order of any governmental authority is required for the issuance and sale by the Issuers of the Notes to the Initial Purchasers or the consummation by the Issuers of the other transactions contemplated hereby, except such as may be required under securities laws, as to which such counsel need express no opinion in this paragraph, and those which have previously been obtained.

(xiii) None of the Issuers or the Covered Guarantors is, or immediately after the sale of the Notes to be sold hereunder and the application of the proceeds from such sale (as described in the Pricing Disclosure Package and the Final Memorandum under the caption “Use of Proceeds”) will be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(xiv) No registration under the Act of the Notes is required in connection with the sale of the Notes to the Initial Purchasers or in connection with the initial resale of the Notes by the Initial Purchasers, in each case, as contemplated by this Agreement and the Pricing Disclosure Package and the Final Memorandum, and prior to the commencement of the Exchange Offer (as defined in the Registration Rights Agreement) or the effectiveness of the Shelf Registration Statement (as defined in the Registration Rights Agreement), the Indenture is not required to be qualified under the TIA.

At the time the foregoing opinion is delivered, Vinson & Elkins L.L.P. shall additionally state that it has participated in conferences with officers and other representatives of the Issuers, representatives of the independent registered public accountants for the Issuers, representatives of the Initial Purchasers and counsel for the Initial Purchasers, at which conferences the contents of the Pricing Disclosure Package and the Final Memorandum and related matters were discussed, and, although it has not independently verified, and is not passing on and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Pricing Disclosure Package and the Final Memorandum (except to the extent specified in subsection 7(a)(ix)), no facts have come to its attention which lead it to believe that the Pricing Disclosure Package, as of the Time of Execution or at the Closing Date, or that the Final Memorandum, as of its date or at the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that such firm need make no comment with respect to the financial statements and related notes thereto and the other financial and accounting data derived from the Issuers’ books and records included in the Pricing Disclosure Package or the Final Memorandum).

The opinion and advice of Vinson & Elkins L.L.P. described in this Section 7 shall be rendered to the Initial Purchasers at the request of the Partnership and shall so state therein.

(b) On the Closing Date, the Initial Purchasers shall have received the opinion, in form and substance satisfactory to the Initial Purchasers, dated as of the Closing Date and addressed to the Initial Purchasers, of Gibson, Dunn & Crutcher LLP, counsel for the Initial Purchasers, with respect to certain legal matters relating to this Agreement and such other related matters as the Initial Purchasers may reasonably require. In rendering such opinion, Gibson, Dunn & Crutcher LLP shall have received and may rely upon such certificates and other documents and information as it may reasonably request to pass upon such matters.

(c) On the date hereof, the Initial Purchasers shall have received from the Independent Accountants a comfort letter dated the date hereof, in form and substance satisfactory to counsel for the Initial Purchasers with respect to the audited and any unaudited financial information in the Pricing Disclosure Package. On the Closing Date, the Initial Purchasers shall have received from the Independent Accountants a comfort letter dated the Closing Date, in form and substance satisfactory to counsel for the Initial Purchasers, which shall refer to the comfort letter dated the date hereof and reaffirm or update as of a more recent date, the information stated in the comfort letter dated the date hereof and similarly address the audited and any unaudited financial information in the Final Memorandum.

(d) The representations and warranties of the Issuers and the Guarantors contained in this Agreement shall be true and correct on and as of the Time of Execution and on and as of the Closing Date as if made on and as of the Closing Date; the statements of the Issuers’ officers made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct on and as of the date made and on and as of the Closing Date; the Issuers shall have performed all covenants and agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date; and, except as described in the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), subsequent to the date of the most recent financial statements in such Pricing Disclosure Package and the Final Memorandum, there shall have been no event or development, and no information shall have become known, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

(e) The sale of the Notes hereunder shall not be enjoined (temporarily or permanently) on the Closing Date.

(f) Subsequent to the date of the most recent financial statements in the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), none of the Issuers nor any of the Material Subsidiaries shall have sustained any loss or interference with respect to its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or from any legal or governmental proceeding, order or decree, which loss or interference, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

(g) The Initial Purchasers shall have received:

(x) a certificate, dated the Closing Date, signed by the Chief Executive Officer or Chief Financial Officer of the General Partner, to the effect that:

(i) the representations and warranties of the Partnership and the Guarantors contained in this Agreement are true and correct on and as of the Time of Execution and on and as of the Closing Date, and the Partnership and the Guarantors have performed all covenants and agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date;

(ii) at the Closing Date, since the date hereof or since the date of the most recent financial statements in the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), no event or development has occurred, and no information has become known, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect; and

(iii) the sale of the Notes hereunder has not been enjoined (temporarily or permanently); and

(y) a certificate, dated the Closing Date, signed by the Chief Executive Officer or the Chief Financial Officer of Finance Co, to the effect that:

(i) the representations and warranties of Finance Co contained in this Agreement are true and correct on and as of the Time of Execution and on and as of the Closing Date, and Finance Co has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

(ii) at the Closing Date, since the date hereof or since the date of the most recent financial statements in the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), no event or development has occurred, and no information has become known, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect; and

(iii) the sale of the Notes hereunder has not been enjoined (temporarily or permanently).

(h) On the Closing Date, the Initial Purchasers shall have received the Registration Rights Agreement executed by the Issuers and the Guarantors and such agreement shall be in full force and effect.

On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such further documents, opinions, certificates, letters and schedules or instruments relating to the business, corporate, legal and financial affairs of the Issuers and the Guarantors as they shall have heretofore reasonably requested from the Issuers.

All such documents, opinions, certificates, letters, schedules or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Initial Purchasers and counsel for the Initial Purchasers. The Issuers shall furnish to the Initial Purchasers such conformed copies of such documents, opinions, certificates, letters, schedules and instruments in such quantities as the Initial Purchasers shall reasonably request.

Section 8. Offering of Notes; Restrictions on Transfer.

(a) Each of the Initial Purchasers agrees with the Issuers (as to itself only) that (i) it has not and will not solicit offers for, or offer or sell, the Notes by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Act; and (ii) it has and will solicit offers for the Notes only from, and will offer the Notes only to (A) in the case of offers inside the United States, persons whom the Initial Purchasers reasonably believe to be QIBs, in transactions under Rule 144A and (B) in the case of offers outside the United States, to persons other than U.S. persons (“non-U.S. purchasers,” which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for non-U.S. beneficial owners (other than an estate or trust)); provided, however, that, in the case of this clause (B), in purchasing such Notes such persons are deemed to have represented and agreed as provided under the caption “Transfer Restrictions” contained in the Pricing Disclosure Package and the Final Memorandum.

(b) Each of the Initial Purchasers represents and warrants (as to itself only) that (1) it is a QIB and (2) with respect to offers and sales outside the United States that (i) the Notes have not been and will not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act; and (ii) it has offered the Notes and will offer and sell the Notes (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S and, accordingly, neither it nor any persons acting on its behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Notes, and any such persons have complied and will comply with the offering restrictions requirement of Regulation S.

(c) Each Initial Purchaser, severally and not jointly, represents and warrants and agrees with the Issuers that:

(i) in relation to each Member State of the European Economic Area (each, a “Member State”), it has not made and will not make an offer of Notes to the public in that Member State prior to the publication of an offering memorandum in relation to the notes which has been approved by the competent authority in that Member State or, where appropriate, approved in another Member State and notified to the competent authority in that Member State, all in accordance with the Prospectus Directive, other than: (A) to any legal entity which is a qualified investor as defined in the Prospectus Directive; (B) to fewer than 150 natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive, subject to obtaining the prior consent of the Representative; or (C) in any other circumstances falling within Article 3(2) of the Prospectus Directive; provided that no such offer of Notes shall require the Issuers or the Representative to publish a prospectus pursuant to Article 3 of the Prospectus Directive or supplement a prospectus pursuant to Article 16 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer of Notes to the public” in relation to any Notes in any Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Notes to be offered so as to enable an investor to decide to purchase or subscribe for the Notes, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State, the expression “Prospectus Directive” means Directive 2003/71/EC (and amendments thereto, including the 2010 PD Amending Directive), and includes any relevant implementing measure in the Member State and the expression “2010 PD Amending Directive” means Directive 2010/73/EU.

(ii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act of 2000 (the “FSMA”)) received by it in connection with the issue or sale of the Notes in circumstances in which Section 21(1) of the FSMA does not apply to the Issuers; and

(iii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom.

Terms used in this Section 8 and not defined in this Agreement have the meanings given to them in Regulation S.

Section 9. Indemnification and Contribution.

(a) The Issuers and the Guarantors, jointly and severally, agree to indemnify and hold harmless the Initial Purchasers, their directors, officers, affiliates and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which any Initial Purchaser, any such director, officer, affiliate or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the following:

(i) any untrue statement or alleged untrue statement of any material fact contained in the Pricing Disclosure Package, any Issuer Written Communication or Final Memorandum or any amendment or supplement thereto; or

(ii) the omission or alleged omission to state, in the Pricing Disclosure Package, any Issuer Written Communication or the Final Memorandum or any amendment or supplement thereto, a material fact necessary to make the statements therein not misleading;

and will reimburse, as incurred, the Initial Purchasers, any such director, officer, affiliate and controlling person for any legal or other expenses reasonably incurred by the Initial Purchasers, their directors, officers, affiliates or controlling persons in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, neither the Issuers nor the Guarantors will be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Pricing Disclosure Package or Final Memorandum or any amendment or supplement thereto in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Partnership by the Initial Purchasers through the Representative specifically for use therein. The indemnity provided for in this Section 9 will be in addition to any liability that the Partnership may otherwise have to the indemnified parties. Neither the Issuers nor the Guarantors will be liable under this Section 9 for any settlement of any claim or action effected without its prior written consent, which shall not be unreasonably withheld.

(b) Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless each of the Issuers and Guarantors, and their respective directors, officers and each person, if any, who controls the Issuers or Guarantors within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Issuers or Guarantors or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Pricing Disclosure Package or Final Memorandum or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Initial Purchasers, furnished to the Issuers and Guarantors by the Initial Purchasers through the Representative specifically for use therein; and subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Issuers or Guarantors or any such director, officer or controlling person in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action in respect thereof. The indemnity provided for in this Section 9 will be in addition to any liability that the Initial Purchasers may otherwise have to the indemnified parties. The Initial Purchasers shall not be liable under this Section 9 for any settlement of any claim or action effected without their consent, which shall not be unreasonably withheld.

(c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 9, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchasers in the case of paragraph (a) of this Section 9 or the Issuers and Guarantors in the case of paragraph (b) of this Section 9, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. All fees and expenses reimbursed pursuant to this paragraph (c) shall be reimbursed as they are incurred. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnifying party waived in writing its rights under this Section 9, in which case the indemnified party may effect such a settlement without such consent. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party, or indemnity could have been sought hereunder by any indemnified party, unless such settlement (A) includes an unconditional written release of the indemnified party, in form and substance reasonably satisfactory to the indemnified party, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

(d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 9 is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Notes or if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Issuers and Guarantors on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total proceeds from the offering (after deducting discounts and commissions but before deducting expenses) received by the Issuers and Guarantors bear to the total discounts and commissions received by such Initial Purchaser. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers and Guarantors on the one hand, or such Initial Purchaser on the other, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission, and any other equitable considerations appropriate in the circumstances. The Issuers, the Guarantors and the Initial Purchasers agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Initial Purchaser shall be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by such Initial Purchaser under this Agreement, less the aggregate amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Initial Purchasers are several and not joint. For purposes of this paragraph (d), each director, officer and affiliate of the Initial Purchasers and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchasers, and each director of either of the Issuers or any of the Guarantors, each officer of either of the Issuers or any of the Guarantors and each person, if any, who controls either of the Issuers or any of the Guarantors within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Partnership.

Section 10. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of each of the Issuers, Guarantors, their respective officers and the Initial Purchasers set forth in this Agreement or made by or on behalf of them pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of any of the Issuers, Guarantors, any of their respective officers or directors, the Initial Purchasers, any of their officers, directors, affiliates or controlling persons referred to in Section 9 hereof and (ii) delivery of and payment for the Notes. The respective agreements, covenants, indemnities and other statements set forth in Sections 6, 9, 10 and 15 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

Section 11. Termination.

(a) This Agreement may be terminated in the sole discretion of the Initial Purchasers by notice to the Issuers given prior to the Closing Date in the event that the Issuers shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if, after the date hereof and at or prior to the Closing Date,

(i) trading in securities of the Partnership or Targa Resources Corp. shall have been suspended by the Commission or the New York Stock Exchange;

(ii) there shall have been, in the sole judgment of the Representative, any event or development that, individually or in the aggregate, has or could be reasonably likely to have a Material Adverse Effect (including without limitation a change in control of the Issuers or the Guarantors), except in each case as described in the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto);

(iii) trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited or minimum or maximum prices shall have been established on any such exchange or market;

(iv) a banking moratorium shall have been declared by New York or United States authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States shall have occurred;

(v) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power or (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency, which in the case of (A) and (B) above and in the sole judgment of the Representative, makes it impracticable or inadvisable to proceed with the offering or the delivery of the Notes as contemplated by the Pricing Disclosure Package and the Final Memorandum; or

(vi) any securities of the Partnership shall have been downgraded by any nationally recognized statistical rating organization or any such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its ratings of any securities of the Partnership (other than an announcement with positive implications of a possible upgrading).

(b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in Section 10 hereof.

Section 12. Default of One or More of the Several Initial Purchasers.

(a) If any one or more of the several Initial Purchasers shall fail or refuse to purchase the Notes that it or they have agreed to purchase hereunder on the Closing Date, and the aggregate number of the Notes which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Notes to be purchased on such date, the other Initial Purchasers shall be obligated, severally, in the proportions that the number of Securities set forth opposite their respective names on Schedule 1 bears to the aggregate number of the Notes set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the Initial Purchasers with the consent of the non-defaulting Initial Purchasers, to purchase the Notes which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on the Closing Date. If any one or more of the Initial Purchasers shall fail or refuse to purchase the Notes and the aggregate number of the Notes with respect to which such default occurs exceeds 10% of the aggregate number of the Notes to be purchased on the Closing Date, and arrangements satisfactory to the Initial Purchasers and the Issuers for the purchase of such Notes are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Sections 6 and 9 hereof shall at all times be effective and shall survive such termination. In any such case either the Initial Purchasers or the Issuers shall have the right to postpone the Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Final Offering Memorandum or any other documents or arrangements may be effected.

(b) As used in this Agreement, the term “Initial Purchaser” shall be deemed to include any person substituted for a defaulting Initial Purchaser under this Section 12. Any action taken under this Section 12 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

Section 13. Information Supplied by the Initial Purchasers. The statements set forth in the last paragraph on the front cover page (as such paragraph is supplemented by the item on Annex A) and in the fourth paragraph and the tenth through twelfth paragraphs under the heading “Plan of Distribution” in the Preliminary Memorandum and the Final Memorandum (to the extent such statements relate to the Initial Purchaser) constitute the only information furnished by the Initial Purchasers to the Issuers for the purposes of Sections 2(a) and 9 hereof.

Section 14. Notices. All communications hereunder shall be in writing and, if sent to the Initial Purchasers, shall be mailed or delivered to Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, Attention: General Counsel, Facsimile: (646) 291-1469; and if sent to the Partnership, shall be mailed or delivered to the Partnership at 1000 Louisiana Street, Suite 4300, Houston, Texas 77002, Attention: Chief Financial Officer; with a copy to Vinson & Elkins L.L.P., 1001 Fannin Street, Suite 2500, Houston, Texas 77002, Attention: Christopher S. Collins.

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; and one business day after being timely delivered to a next-day air courier.

Section 15. Successors. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Issuers and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Issuers contained in Section 9 of this Agreement shall also be for the benefit of the directors, officers and employees of the Initial Purchasers and any person or persons who control the Initial Purchasers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchasers contained in Section 9 of this Agreement shall also be for the benefit of the directors of the Issuers, their officers and any person or persons who control the Issuers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Notes from the Initial Purchasers will be deemed a successor because of such purchase.

Section 16. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, ANY CLAIM, COUNTERCLAIM OR DISPUTE OF ANY KIND OR NATURE WHATSOEVER ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT, DIRECTLY OR INDIRECTLY, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW.

Section 17. No Advisory or Fiduciary Responsibility. The Issuers and the Guarantors acknowledge and agree that (i) the purchase and sale of the Notes pursuant to this Agreement is an arm’s-length commercial transaction between the Issuers, on the one hand, and the Initial Purchasers, on the other, (ii) in connection therewith and with the process leading to such transaction each Initial Purchaser is acting solely as a principal and not the agent or fiduciary of either of the Issuers, (iii) no Initial Purchaser has assumed an advisory or fiduciary responsibility in favor of either of the Issuers with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising either of the Issuers on other matters) or any other obligation to the Issuers except the obligations expressly set forth in this Agreement and (iv) each of the Issuers has consulted its own legal and financial advisors to the extent it deemed appropriate. Each of the Issuers agrees that it will not claim that any Initial Purchaser has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to either of the Issuers, in connection with such transaction or the process leading thereto.

Section 18. USA PATRIOT Act. In accordance with the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Issuers, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.

Section 19. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Issuers and the Initial Purchasers.

Very truly yours,

TARGA RESOURCES PARTNERS LP

By:	Targa Resources GP LLC,
Its general partner

By:	/s/ Matthew J. Meloy
	Name:	Matthew J. Meloy
	Title:	Executive Vice President and Chief Financial Officer

TARGA RESOURCES PARTNERS FINANCE CORPORATION

By:	/s/ Matthew J. Meloy
	Name:	Matthew J. Meloy
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to the Purchase Agreement

FCPP PIPELINE, LLC
FLAG CITY PROCESSING PARTNERS, LLC
SLIDER WESTOK GATHERING, LLC
TARGA BADLANDS LLC
TARGA CAPITAL LLC
TARGA CHANEY DELL LLC
TARGA COGEN LLC
TARGA DOWNSTREAM LLC
TARGA GAS MARKETING LLC
TARGA GAS PIPELINE LLC
TARGA GAS PROCESSING LLC
TARGA INTRASTATE PIPELINE LLC
TARGA LIQUIDS MARKETING AND TRADE LLC
TARGA LOUISIANA INTRASTATE LLC
TARGA MIDKIFF LLC
TARGA MIDSTREAM SERVICES LLC
TARGA MLP CAPITAL LLC
TARGA NGL PIPELINE COMPANY LLC
TARGA PIPELINE MID-CONTINENT HOLDINGS LLC
TARGA PIPELINE MID-CONTINENT LLC
TARGA PIPELINE PARTNERS GP LLC
TARGA RESOURCES OPERATING GP LLC
TARGA RESOURCES OPERATING LLC
TARGA SOUND TERMINAL LLC
TARGA SOUTHOK NGL PIPELINE LLC
TARGA TERMINALS LLC
TARGA TRANSPORT LLC
TPL ARKOMA HOLDINGS LLC
TPL ARKOMA INC.
TPL ARKOMA MIDSTREAM LLC
TPL GAS TREATING LLC
TPL LAUREL MOUNTAIN LLC
TPL SOUTHTEX MIDSTREAM LLC
TPL SOUTHTEX PIPELINE COMPANY LLC
VELMA INTRASTATE GAS TRANSMISSION COMPANY, LLC

By:	/s/ Matthew J. Meloy
	Name:	Matthew J. Meloy
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to the Purchase Agreement

TARGA PIPELINE OPERATING PARTNERSHIP LP
TARGA PIPELINE PARTNERS LP

By:	Targa Pipeline Partners GP LLC, its general partner

By:	/s/ Matthew J. Meloy
	Name:	Matthew J. Meloy
	Title:	Executive Vice President and Chief Financial Officer

TPL BARNETT LLC

By:	Targa Pipeline Mid-Continent Holdings LLC, its sole member

By:	/s/ Matthew J. Meloy
	Name:	Matthew J. Meloy
	Title:	Executive Vice President and Chief Financial Officer

PECOS PIPELINE LLC
TESUQUE PIPELINE, LLC

By:	TPL Barnett LLC, its sole member

By:	Targa Pipeline Mid-Continent Holdings LLC, its sole member

By:	/s/ Matthew J. Meloy
	Name:	Matthew J. Meloy
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to the Purchase Agreement

VELMA GAS PROCESSING COMPANY, LLC

By:	Targa Pipeline Mid-Continent LLC, its sole member

By:	/s/ Matthew J. Meloy
	Name:	Matthew J. Meloy
	Title:	Executive Vice President and Chief Financial Officer

TARGA SOUTHTEX MIDSTREAM COMPANY LP
TPL SOUTHTEX GAS UTILITY COMPANY LP
TPL SOUTHTEX MIDSTREAM HOLDING COMPANY LP
TPL SOUTHTEX PROCESSING COMPANY LP
TPL SOUTHTEX TRANSMISSION COMPANY LP

By:	TPL SouthTex Pipeline Company LLC, its general partner

By:	/s/ Matthew J. Meloy
	Name:	Matthew J. Meloy
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to the Purchase Agreement

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

CITIGROUP GLOBAL MARKETS INC.

Acting on behalf of itself and as the Representative of the several Initial Purchasers

By:	CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Bradley Epstein
Name: Bradley Epstein
Title: Director

Signature Page to the Purchase Agreement

SCHEDULE 1

Initial Purchasers	Principal Amount of the Notes
Citigroup Global Markets Inc.	$150,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$75,000,000
Deutsche Bank Securities Inc.	$75,000,000
MUFG Securities Americas Inc.	$75,000,000
RBC Capital Markets, LLC	$75,000,000
Wells Fargo Securities, LLC	$75,000,000
PNC Capital Markets LLC	$37,500,000
BBVA Securities Inc.	$30,000,000
Capital One Securities, Inc.	$30,000,000
Credit Suisse Securities (USA) LLC	$30,000,000
TD Securities (USA) LLC	$30,000,000
ING Financial Markets LLC	$15,000,000
BB&T Capital Markets, a division of BB&T Securities, LLC	$11,250,000
Commonwealth Bank of Australia	$11,250,000
Citizens Capital Markets, Inc.	$11,250,000
Scotia Capital (USA) Inc.	$11,250,000
U.S. Bancorp Investments, Inc.	$7,500,000

Total	$750,000,000

Schedule 1-1

SCHEDULE 2

Jurisdiction of Formation for the Partnership and General Partner

Name	Jurisdiction of Organization
Targa Resources Partners LP	Delaware
Targa Resources GP LLC	Delaware

Subsidiaries of the Partnership

Name	Jurisdiction of Organization
Cedar Bayou Fractionators, L.P.	Delaware
Centrahoma Processing, LLC	Delaware
DEVCO Holdings LLC	Delaware
Downstream Energy Ventures Co., L.L.C.	Delaware
FCPP Pipeline, LLC	Delaware
Flag City Processing Partners, LLC	Delaware
Grand Prix Pipeline LLC	Delaware
NOARK Energy Services, L.L.C.	Oklahoma
Pecos Pipeline LLC	Delaware
Salta Properties LLC	Delaware
Setting Sun Pipeline Corporation	Delaware
Slider WestOk Gathering, LLC	Delaware
T2 LaSalle Gas Utility LLC	Texas
T2 LaSalle Gathering Company LLC	Delaware
Targa Badlands LLC	Delaware
Targa Canada Liquids Inc.	British Columbia, Canada
Targa Capital LLC	Delaware
Targa Chaney Dell LLC	Delaware
Targa Cogen LLC	Delaware
Targa Delaware LLC	Delaware
Targa Downstream LLC	Delaware
Targa Gas Marketing LLC	Delaware
Targa Gas Pipeline LLC	Delaware
Targa Gas Processing LLC	Delaware
Targa Intrastate Pipeline LLC	Delaware
Targa Liquids Marketing and Trade LLC	Delaware
Targa Louisiana Intrastate LLC	Delaware
Targa Midkiff LLC	Delaware
Targa Midland Gas Pipeline LLC	Delaware
Targa Midland LLC	Delaware
Targa Midstream Services LLC	Delaware
Targa MLP Capital LLC	Delaware

Schedule 2-1

Targa NGL Pipeline Company LLC	Delaware
Targa Pipeline Escrow LLC	Delaware
Targa Pipeline Finance Corporation	Delaware
Targa Pipeline Mid-Continent Holdings LLC	Delaware
Targa Pipeline Mid-Continent LLC	Delaware
Targa Pipeline Mid-Continent WestOk LLC	Delaware
Targa Pipeline Mid-Continent WestTex LLC	Delaware
Targa Pipeline Operating Partnership LP	Delaware
Targa Pipeline Partners GP LLC	Delaware
Targa Pipeline Partners LP	Delaware
Targa Receivables LLC	Delaware
Targa Resources Operating GP LLC	Delaware
Targa Resources Operating LLC	Delaware
Targa Resources Partners Finance Corporation	Delaware
Targa Sound Terminal LLC	Delaware
Targa Southern Delaware LLC	Delaware
Targa SouthOk NGL Pipeline LLC	Oklahoma
Targa SouthTex Midstream Company LP	Texas
Targa Terminals LLC	Delaware
Targa Transport LLC	Delaware
Tesuque Pipeline, LLC	Delaware
TPL Arkoma Holdings LLC	Delaware
TPL Arkoma Inc.	Delaware
TPL Arkoma Midstream LLC	Delaware
TPL Barnett LLC	Delaware
TPL Gas Treating LLC	Delaware
TPL Laurel Mountain LLC	Delaware
TPL SouthTex Gas Utility Company LP	Texas
TPL SouthTex Midstream Holding Company LP	Texas
TPL SouthTex Midstream LLC	Delaware
TPL SouthTex Pipeline Company LLC	Texas
TPL SouthTex Processing Company LP	Texas
TPL SouthTex Transmission Company LP	Texas
Velma Gas Processing Company, LLC	Delaware
Velma Intrastate Gas Transmission Company, LLC	Delaware
Venice Energy Services Company, L.L.C.	Delaware
Versado Gas Processors, L.L.C.	Delaware
Warren Petroleum Company LLC	Delaware

Schedule 2-2

SCHEDULE 3

Non-Guarantor Subsidiaries

Name	Jurisdiction of Organization
Cedar Bayou Fractionators, L.P.	Delaware
Centrahoma Processing, LLC	Delaware
DEVCO Holdings LLC	Delaware
Downstream Energy Ventures Co., L.L.C.	Delaware
Grand Prix Pipeline LLC	Delaware
NOARK Energy Services, L.L.C.	Oklahoma
Salta Properties LLC	Delaware
Setting Sun Pipeline Corporation	Delaware
T2 LaSalle Gas Utility LLC	Texas
T2 LaSalle Gathering Company LLC	Delaware
Targa Canada Liquids Inc.	British Columbia, Canada
Targa Delaware LLC	Delaware
Targa Midland LLC	Delaware
Targa Midland Gas Pipeline LLC	Delaware
Targa Pipeline Escrow LLC	Delaware
Targa Pipeline Finance Corporation	Delaware
Targa Pipeline Mid-Continent WestOk LLC	Delaware
Targa Pipeline Mid-Continent WestTex LLC	Delaware
Targa Receivables LLC	Delaware
Targa Resources Partners Finance Corporation	Delaware
Targa Southern Delaware LLC	Delaware
Venice Energy Services Company, L.L.C.	Delaware
Versado Gas Processors, L.L.C.	Delaware
Warren Petroleum Company LLC	Delaware

Schedule 3-1

SCHEDULE 4

Guarantors

Name	Jurisdiction of Organization
FCPP Pipeline, LLC	Delaware
Flag City Processing Partners, LLC	Delaware
Pecos Pipeline LLC	Delaware
Slider WestOk Gathering, LLC	Delaware
Targa Badlands LLC	Delaware
Targa Capital LLC	Delaware
Targa Chaney Dell LLC	Delaware
Targa Cogen LLC	Delaware
Targa Downstream LLC	Delaware
Targa Gas Marketing LLC	Delaware
Targa Gas Pipeline LLC	Delaware
Targa Gas Processing LLC	Delaware
Targa Intrastate Pipeline LLC	Delaware
Targa Liquids Marketing and Trade LLC	Delaware
Targa Louisiana Intrastate LLC	Delaware
Targa Midkiff LLC	Delaware
Targa Midstream Services LLC	Delaware
Targa MLP Capital LLC	Delaware
Targa NGL Pipeline Company LLC	Delaware
Targa Pipeline Mid-Continent Holdings LLC	Delaware
Targa Pipeline Mid-Continent LLC	Delaware
Targa Pipeline Operating Partnership LP	Delaware
Targa Pipeline Partners GP LLC	Delaware
Targa Pipeline Partners LP	Delaware
Targa Resources Operating GP LLC	Delaware
Targa Resources Operating LLC	Delaware
Targa Sound Terminal LLC	Delaware
Targa SouthOk NGL Pipeline LLC	Oklahoma
Targa SouthTex Midstream Company LP	Texas
Targa Terminals LLC	Delaware
Targa Transport LLC	Delaware
Tesuque Pipeline, LLC	Delaware
TPL Arkoma Holdings LLC	Delaware
TPL Arkoma Inc.	Delaware
TPL Arkoma Midstream LLC	Delaware
TPL Barnett LLC	Delaware
TPL Gas Treating LLC	Delaware
TPL Laurel Mountain LLC	Delaware
TPL SouthTex Gas Utility Company LP	Texas
TPL SouthTex Midstream Holding Company LP	Texas

Schedule 4-1

TPL SouthTex Midstream LLC	Delaware
TPL SouthTex Pipeline Company LLC	Texas
TPL SouthTex Processing Company LP	Texas
TPL SouthTex Transmission Company LP	Texas
Velma Gas Processing Company, LLC	Delaware
Velma Intrastate Gas Transmission Company, LLC	Delaware

Schedule 4-2

SCHEDULE 5

Material Subsidiaries

Name	Jurisdiction of Organization
Cedar Bayou Fractionators, L.P.	Delaware
Targa Chaney Dell LLC	Delaware
Targa Delaware LLC	Delaware
Targa Downstream LLC	Delaware
Targa Liquids Marketing and Trade LLC	Delaware
Targa Midkiff LLC	Delaware
Targa Midstream Services LLC	Delaware
Targa Pipeline Mid-Continent LLC	Delaware
Targa Pipeline Mid-Continent WestOk LLC	Delaware
Targa Pipeline Mid-Continent WestTex LLC	Delaware

Schedule 5-1

SCHEDULE 6

Non-TPL Guarantors

Name	Jurisdiction of Organization
FCPP Pipeline, LLC	Delaware
Flag City Processing Partners, LLC	Delaware
Pecos Pipeline LLC	Delaware
Slider WestOk Gathering, LLC	Delaware
Targa Chaney Dell LLC	Delaware
Targa Midkiff LLC	Delaware
Targa Pipeline Mid-Continent Holdings LLC	Delaware
Targa Pipeline Mid-Continent LLC	Delaware
Targa Pipeline Operating Partnership LP	Delaware
Targa Pipeline Partners GP LLC	Delaware
Targa Pipeline Partners LP	Delaware
Targa SouthOk NGL Pipeline LLC	Oklahoma
Targa SouthTex Midstream Company LP	Texas
Tesuque Pipeline, LLC	Delaware
TPL Arkoma Holdings LLC	Delaware
TPL Arkoma Inc.	Delaware
TPL Arkoma Midstream LLC	Delaware
TPL Barnett LLC	Delaware
TPL Gas Treating LLC	Delaware
TPL Laurel Mountain LLC	Delaware
TPL SouthTex Gas Utility Company LP	Texas
TPL SouthTex Midstream Holding Company LP	Texas
TPL SouthTex Midstream LLC	Delaware
TPL SouthTex Pipeline Company LLC	Texas
TPL SouthTex Processing Company LP	Texas
TPL SouthTex Transmission Company LP	Texas
Velma Gas Processing Company, LLC	Delaware
Velma Intrastate Gas Transmission Company, LLC	Delaware

Schedule 6-1

ANNEX A

US $750,000,000

TARGA RESOURCES PARTNERS LP

TARGA RESOURCES PARTNERS FINANCE CORPORATION

5% Senior Notes due 2028

October 10, 2017

This Pricing Supplement is qualified in its entirety by reference to the Preliminary Offering Memorandum dated October 10, 2017. The information in this Pricing Supplement supplements the Preliminary Offering Memorandum and supersedes the information in the Preliminary Offering Memorandum to the extent inconsistent with the information in the Preliminary Offering Memorandum. Capitalized terms used but not defined in this Pricing Supplement have the respective meanings ascribed to them in the Preliminary Offering Memorandum.

The notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered only to qualified institutional buyers pursuant to Rule 144A under the Securities Act and outside the United States to non-U.S. persons in accordance with Regulation S under the Securities Act. The notes are not transferable except in accordance with the restrictions described under “Transfer Restrictions” in the Preliminary Offering Memorandum.

Terms Applicable to the 5% Senior Notes due 2028

Issuers:	Targa Resources Partners LP Targa Resources Partners Finance Corporation

Principal Amount:	$750,000,000

Title of Securities:	5% Senior Notes due 2028

Final Maturity Date:	January 15, 2028

Issue Price:	100%, plus accrued interest, if any, from October 17, 2017

Coupon:	5%

Yield to Maturity:	5%

Interest Payment Dates:	January 15 and July 15, beginning on July 15, 2018

Record Dates:	January 1 and July 1

Make-Whole Redemption	Make-whole redemption at T+50 basis points prior to January 15, 2023

Annex A-1

Optional Redemption:	In addition, on or after January 15, 2023, the Issuers may redeem all or a part of the Notes at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest and Liquidated Damages, if any, on the Notes redeemed, to the applicable redemption date, if redeemed during the twelve-month period beginning on January 15 of each year indicated below:

	Year	Price
	2023	102.500%
	2024	101.667%
	2025	100.833%
	2026 and thereafter	100.000%

Optional Redemption After Certain Equity Offerings:	Up to 35% at 105.000% prior to January 15, 2021

Initial Purchasers:

Citigroup Global Markets Inc.

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

Deutsche Bank Securities Inc.

MUFG Securities Americas Inc.

RBC Capital Markets, LLC

Wells Fargo Securities, LLC

PNC Capital Markets LLC

BBVA Securities Inc.

Capital One Securities, Inc.

Credit Suisse Securities (USA) LLC

TD Securities (USA) LLC

ING Financial Markets LLC

BB&T Capital Markets, a division of BB&T Securities, LLC

Commonwealth Bank of Australia

Citizens Capital Markets, Inc.

Scotia Capital (USA) Inc.

U.S. Bancorp Investments, Inc.

Trade Date:	October 10, 2017

Settlement Date:	October 17, 2017 (T+5 business days)

Denominations:	$2,000 and integral multiples of $1,000 in excess thereof

Distribution:	144A and Regulation S with registration rights as set forth in the Preliminary Offering Memorandum

CUSIP and ISIN Numbers:	144A Notes:	Reg S Notes:
	CUSIP: 87612BBF8 ISIN: US87612BBF85	CUSIP: U87569AB2 ISIN: USU87569AB26

Other information (including financial information) presented in the Preliminary Offering Memorandum is deemed to have changed to the extent effected by the changes described herein.

This material is confidential and is for your information only and is not intended to be used by anyone other than you. This information does not purport to be a complete description of these notes or the offering. Please refer to the Preliminary Offering Memorandum for a complete description.

Any disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded. Such disclaimers or other notices were automatically generated as a result of this communication being sent via Bloomberg email or another communication system.

ANNEX B

1.	Third Amended and Restated Credit Agreement, dated October 7, 2016, among Targa Resources Partners LP, as Borrower, Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Bank PLC, Citigroup Global Markets Inc., Deutsche Bank AG—New York Branch, RBC Capital Markets, and Wells Fargo Bank, National Association, as Co-Syndication Agents, BBVA Compass, Capital One, National Association, JPMorgan Chase Bank, N.A., and TD Bank, N.A., as Co-Documentation Agents and the other lenders party thereto, as amended

2.	Indenture dated as of February 2, 2011, among Targa Resources Partners LP, Targa Resources Partners Finance Corporation, the Guarantors named therein and U.S. Bank National Association, as supplemented

3.	Indenture dated as of January 31, 2012, among Targa Resources Partners LP, Targa Resources Partners Finance Corporation, the Guarantors named therein and U.S. Bank National Association, as supplemented

4.	Indenture dated as of October 25, 2012, among Targa Resources Partners LP, Targa Resources Partners Finance Corporation, the Guarantors named therein and U.S. Bank National Association, as supplemented

5.	Indenture dated as of May 14, 2013, among Targa Resources Partners LP, Targa Resources Partners Finance Corporation, the Guarantors named therein and U.S. Bank National Association, as supplemented

6.	Indenture dated as of October 28, 2014, among Targa Resources Partners LP, Targa Resources Partners Finance Corporation, the Guarantors named therein and U.S. Bank National Association, as supplemented

7.	Indenture dated as of January 30, 2015 among Targa Resources Partners LP, Targa Resources Partners Finance Corporation and the Guarantors named therein and U.S. Bank National Association, as supplemented

8.	Indenture dated as of May 11, 2015, among Targa Resources Partners LP, Targa Resources Finance Corporation, the Guarantors named therein and U.S. Bank National Association, as supplemented

9.	Indenture dated as of September 14, 2015, among Targa Resources Partners LP, Targa Resources Finance Corporation, the Guarantors named therein and U.S. Bank National Association, as supplemented

10.	Indenture dated as of October 6, 2016, among Targa Resources Partners LP, Targa Resources Finance Corporation, the Guarantors named therein and U.S. Bank National Association, as supplemented

Annex B-1